As filed with the Securities and Exchange Commission on January 15, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

PIEDMONT INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(4)	Date Filed:

Proxy Statement
________, 2013

Important Voting Information Inside

Piedmont Investment Trust

Piedmont Select Equity Fund

Please vote immediately!

You can vote through the internet or by mail.
Details on voting can be found on your proxy card.

Piedmont Investment Trust
120 Club Oaks Court, Suite 200
Winston Salem, North Carolina 27104

SPECIAL MEETING OF SHAREHOLDERS
Piedmont Select Equity Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President		3

Notice of Special Meeting of Shareholders		x

Important Information to Help You Understand the Proposals		x

Proxy Statement		x

Proposal 1:	To Elect Three Individuals to Serve on the Board of Trustees	x

Proposal 2:
To Transact Any Other Business, Not Currently Contemplated, That May Properly Come Before the Special Meeting of Shareholders or Any Adjournment Thereof in the Discretion of the Proxies or Their Substitutes
xx

Outstanding Shares and Voting Requirements		xx

Additional Information on the Operation of the Fund		xx

Other Matters		xx

PIEDMONT INVESTMENT TRUST

__________, 2013

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Piedmont Investment Trust (the “Trust”), to be held at _:00 a.m., Eastern Time, on __________, 2013 at the offices of the Trust’s investment adviser, Sheets Smith Wealth Management, Inc., 120 Club Oaks Court, Suite 200, Winston Salem, North Carolina 27104, to vote on the proposals listed below.  Formal notice of the Meeting appears after this letter, followed by the Proxy Statement.  Please review the Proxy Statement and vote your shares at your earliest convenience by completing and returning the enclosed proxy in the envelope provided or voting through the internet.

PROPOSAL 1.	To elect three individuals to serve on the Board of Trustees of the Trust.

PROPOSAL 2.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You are being asked to vote on the election of three nominees, including myself, to serve on the Trust’s Board of Trustees.  I currently serve as a Trustee and the Board of Trustees is recommending two additional nominees be elected to the Board of Trustees.  The Trust’s Board of Trustees recommends that you vote “FOR” the election of each of the nominees as Trustees of the Trust.

Your vote is important regardless of the number of shares you own.  In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than __________, 2013.

In addition to voting by mail, you may also vote through the internet by going to the website that appears on the enclosed proxy card and following the simple instructions using the control number that appears on the proxy card.  The use of internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.  If you have any questions after considering the enclosed materials, please call 1-888-859-5865.

Sincerely,

/s/ David B. Gilbert

David B. Gilbert
President

PIEDMONT INVESTMENT TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
PIEDMONT SELECT EQUITY FUND

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at 9:00 a.m., Eastern Time, on __________, 2013.  The Proxy Statement is available at www.piedmontselectfund.com or by calling the Fund at 1-888-859-5865.

To the Shareholders of the Piedmont Select Equity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Piedmont Select Equity Fund (the “Fund”), a series of Piedmont Investment Trust (the “Trust”), will be held at 9:00 a.m., Eastern Time, on __________, 2013 at the offices of the Trust’s investment adviser, Sheets Smith Wealth Management, Inc., 120 Club Oaks Court, Suite 200, Winston Salem, North Carolina 27104.  The purpose of the Meeting is to consider and vote on the following matters:

1.	To elect three individuals to serve on the Board of Trustees of the Trust.

2.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on _______, 2013 will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  A Proxy Statement and proxy card solicited by the Trust are included herein.

Your vote is important to us.  Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

/s/ Frank L. Newbauer

Frank L. Newbauer
Secretary
Piedmont Investment Trust

__________, 2013

IMPORTANT
Please vote through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay.  You may also execute the enclosed proxy and return it promptly in the enclosed envelope.  No postage is required if mailed in the United States.  The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders below.

QUESTIONS AND ANSWERS

Q:         What is happening? Why did I get this package of materials?

A:         A special meeting (the “Meeting”) of shareholders of the Piedmont Select Equity Fund (the “Fund”) is scheduled to be held at 9:00 a.m., Eastern Time, on __________, 2013.  According to our records, you are a shareholder of record as of the Record Date for the Meeting.

Q:         Why are shareholders of the Fund being asked to elect Trustees?

A:         The Board currently consists of three Trustees, David B. Gilbert, Richard V. Fulp and Greg A. Christos.  Mr. Gilbert has been nominated to continue as a Trustee.  However, Messrs. Fulp and Christos have  indicated their respective intentions to resign from the Board.  Each of these Trustees has indicated that he will remain on the Board until his successor is elected by shareholders.  Accordingly the election by shareholders of two new proposed Trustees, J. Walter McDowell and H. Vernon Winters, at this Meeting will permit Messrs. Fulp and Christos to complete their respective resignations.  Information regarding the qualifications of each nominee is set forth below under Proposal 1.

Q:         Are there other benefits to electing the Trustees?

The 1940 Act requires that at least two-thirds of the members of the Board of Trustees be elected by shareholders. Currently, only Messrs. Fulp and Christos have been elected by shareholders.  Accordingly, the election by shareholders of all of the nominees at the Meeting will reduce the likelihood that the Trust will need to undergo another proxy solicitation with regards to Board composition for the foreseeable future.

Q:         How does the Board of Trustees recommend that I vote?

A:         After careful consideration of the proposal, the Board of Trustees unanimously recommends that you vote FOR the proposal.  The various factors that the Board of Trustees considered in making these determinations are described in the Proxy Statement.

Q:         What will happen if there are not enough votes to hold the Meeting?

A:         It is important that shareholders vote through the internet or complete and return signed proxy cards promptly, but no later than __________, 2013 to ensure there is a quorum for the Meeting.  You may be contacted by a representative of the Trust or a proxy solicitor if we do not hear from you.  If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the Proposals, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:         Whom should I call for additional information about the Proxy Statement?

A:         If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call 1-888-859-5865.

PIEDMONT INVESTMENT TRUST

SPECIAL MEETING OF SHAREHOLDERS OF
PIEDMONT SELECT EQUITY FUND

To Be Held on __________, 2013

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Board of Trustees”) of Piedmont Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of Piedmont Select Equity Fund (the “Fund”), a series of the Trust, to be held on __________, 2013 or at any adjournment thereof.  The principal address of the Trust is 120 Club Oaks Court, Suite 200, Winston Salem, North Carolina 27104.  This Proxy Statement and proxy card were first mailed to shareholders on or about __________, 2013.

As described in more detail below, at the Meeting shareholders are being asked to elect three individuals to serve on the Trust’s Board of Trustees (“Proposal 1”).

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein.  A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal.  A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person.

The Fund has retained AST Fund Solutions, LLC to solicit proxies for the Meeting.  AST Fund Solutions, LLC is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.  The anticipated cost of these services is approximately $_______ and will be paid by the Trust.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Fund without cost to the Fund.  Such solicitation may be by telephone, facsimile or otherwise.  It is anticipated that banks, broker-dealers, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies.  Upon request, the Trust will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	TO ELECT THREE INDIVIDUALS TO SERVE ON THE BOARD OF TRUSTEES

Shareholders of the Fund are being asked to elect a Trustee, Mr. David B. Gilbert, who was previously appointed by the Board of Trustees as President, Treasurer and Trustee and to elect two new Trustees of the Trust. The provisions of the 1940 Act require that at least two-thirds of the members of the Board be elected by shareholders of the Trust.  The election by shareholders of Mr. David B. Gilbert and the two new Trustees will give the Board additional flexibility in the future to appoint additional Trustees or fill vacancies in the Board as they arise without incurring the costs of soliciting shareholder approval.

Shareholders are being asked to elect the following individuals who are described herein, to the Board of Trustees:  Mr. Gilbert, J. Walter McDowell and H. Vernon Winters (the “Nominees”).  Mr. Gilbert is an “interested person” of the Trust under the 1940 Act because he is an employee of the Adviser and is deemed to have a financial interest in the Trust (“Interested Person”).  He is an incumbent Trustee, having been appointed to that position by the Board of Trustees on March 24, 2009.  The two remaining Nominees, Messrs. McDowell and Winters, have not previously served on the Board of Trustees and were nominated for election to the Board by the Nominating Committee of the Board of Trustees.  The Nominating Committee consists of the two current Independent Trustees of the Trust (neither of whom is running for reelection, and each of whom has indicated he will resign upon the election of his successor).  Descriptions of the backgrounds of Messrs. McDowell and Winters appear below.

The term of office of each Nominee will be until he resigns, is removed, dies, or becomes incapacitated or otherwise unable to serve.  Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected.  If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  However, management has no reason to believe that any Nominee will be unavailable for election.  The Board of Trustees recommends that you vote in favor of the election of each Nominee.

The Board of Trustees Generally

The Board of Trustees oversees the management of the Trust and meets in person or by telephone at regularly scheduled meetings four times throughout the year to review reports about the Trust’s operations.  In addition, the Trustees may meet in person or by telephone at special meetings. The Independent Trustees also meet at least quarterly in executive session without the presence of any representatives of management.  The Board of Trustees provides broad supervision over the affairs of the Trust and elects the officers of the Trust to actively supervise the Fund’s day-to-day operations.  Subject to the 1940 Act, applicable Delaware law and the Trust’s Declaration of Trust and Bylaws, the Trustees may fill vacancies in or increase or decrease the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate.  The Trustees may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine.  The Trustees may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

The Trust Instrument for the Trust protects the Trustees and officers against personal liability for any act, omission or obligation in their capacity as Trustee or officer of the Trust, except that no Trustee or officer shall be indemnified against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust.

Information Regarding the Nominees and Officers of the Trust. The Board has concluded, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Nominees, that each Nominee is qualified to serve on the Board in light of the Trust’s business and structure.  The Board believes that the Nominees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  In determining that a particular Nominee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.  References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.  The Trust has not adopted procedures by which shareholders of the Fund may recommend nominees to the Board of Trustees.

Set forth below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee.

Interested Trustee Nominee
David B. Gilbert, CFA
Mr. Gilbert has been Executive Vice President of Sheets Smith Wealth Management, Inc., the investment adviser to the Fund, since 1993.  He earned a B.A. degree in Psychology-Sociology from the University of Arkansas and an M.S.B.A form the University of North Carolina Greensboro.  Mr. Gilbert has experience in and knowledge of the financial industry as an investor, including his roles as principal, executive vice president and portfolio manager of the Adviser and, previously, as president and co-founder of another registered investment adviser.  He is also a Chartered Financial Analyst (CFA).  Mr. Gilbert has been a Trustee of the Trust since March 2009 and portfolio manager since July 2006.  The Board has concluded that Mr. Gilbert is suitable to serve as a Trustee because of his past service, his experience as a trustee of other investment companies, his experience on other boards, his professional investment and business experience and his academic background.

Independent Trustee Nominees
J. Walter McDowell
Mr. McDowell, retired, was employed by Wachovia Bank from 1973 to 2007.  Most recently, Mr. McDowell served as Chief Executive Officer of Wachovia’s Carolinas/Virginia Banking division from 2003 to 2007.  He earned a B.A. degree in Economics from the University of North Carolina Chapel Hill.  Mr. McDowell previously served on the Federal Reserve Board of Richmond from 1996 to 1999. The Board has concluded that Mr. McDowell is suitable to serve as a Trustee because of his past business experience, his experience on other boards and his academic background.

H. Vernon Winters
Mr. Winters, retired, served as Chief Investment Officer of Mellon Financial Corp./Mellon Private Wealth Management from 1994 to 2002 and Chairman and Chief Executive Officer of Laurel Capital Advisors, LLP (an investment advisory firm) from 1994 to 2002.  He served as a Director of The Boston Company and Boston Safe Deposit and Trust Company from 1994 to 2002.  Mr. Winters worked at Wachovia Corporation from 1964 to 1994, serving as Chief Investment Officer for Wachovia Investment Management from 1980 to 1994.  Mr. Winters earned a B.A. degree in Economics and an M.B.A. from the University of North Carolina Chapel Hill.  He also attended the Executive Program of the Darden Graduate School of Business and is a Chartered Financial Analyst.  Mr. Winters currently serves on the Board of Directors of several organizations, including the Kate B. Reynolds Charitable Trust, the  Winston-Salem Foundation (Finance and Investment Committee Chair), Reynolda Forest University Graduate School of Business and of Novant Asset Management, LLC (Chairman) and previously served as President of the Winston-Salem Arts Council, the Board of Visitors of Wake Forest University Graduate School of Business, the Board of Visitors of the University of North Carolina Chapel Hill and the University of North Carolina School of the Arts Foundation (Investment Committee Chair).  The Board has concluded that Mr. Winters is suitable to serve as a Trustee of because of his past business and financial industry experience, his experience on multiple other boards and his academic background.

The following is a list of the current Trustees, Nominees and executive officers of the Trust.  The business address of each current Trustee, Nominee and executive officer is 120 Club Oaks Court, Suite 200, Winston Salem, North Carolina 27104, except for Messrs. Dorsey and Newbauer, whose business address is 225 Pictoria Drive, Cincinnati, Ohio 45246.  Mr. Gilbert is the sole Nominee who is an Interested Person of the Trust as indicated below.  No Nominee holds any directorships of any other investment company registered under the 1940 Act or any company whose securities are registered under the Securities Exchange Act of 1934 or who file reports under that Act.

Name and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustee:
*David B. Gilbert Year of birth: 1942	Since April 2009	Trustee and President/ Treasurer (Principal Executive Officer and Principal Financial Officer)	Executive Vice President, Sheets Smith Wealth Management, Inc. since 1994.	1
Independent Trustees (Current):
Richard V. Fulp Year of birth: 1942	Since August 2006	Chairman and Trustee	Director of Franklin Street Partners, Inc. (investment manager) since 1994 and Managing Partner since 1997; Managing Partner of Franklin Street Ventures (venture capital firm) since 1997; Chairman of the Board of Franklin Street Trust Company (NC chartered trust company) since 1994; Director since 2007 and Treasurer since 2008 of Arbor Acres, Inc. (non-profit retirement home).	1

Greg A. Christos Year of birth: 1957	Since August 2006	Trustee	Chief Executive Officer of Level 4 Group, Inc. (formerly SECUSA Holdings Inc.)(defense and security consulting and merchant banking company) since 2003.	1
Independent Trustees (Nominees):
J. Walter McDowell Year of birth: 1950	None	None	Retired Chief Executive Officer of Wachovia Bank – Carolinas/Virginia Banking Division from 2003-2007.	N/A

H. Vernon Winters Year of birth: 1950	None	None	Retired Chief Investment Officer of Mellon Financial Corp./Mellon Private Wealth Management from 1994 to 2002.	N/A

Name and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies
Executive Officers:
Robert G. Dorsey Year of birth: 1957	Since June 2007	Vice President	Managing Director of Ultimus Fund Solutions, LLC (the Fund’s administrator) and Ultimus Fund Distributors, LLC (the Fund’s distributor).

Frank L. Newbauer Year of birth: 1954	Since May 2011	Secretary	Assistant Vice President of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC since 2010; Assistant Vice President of JP Morgan Chase Bank from 1999 to 2010.

Paul T. Anthony Year of birth: 1965	Since February 2010	Chief Compliance Officer	Partner and Chief Compliance Officer of Sheets Smith Wealth Management, Inc.

*	David B. Gilbert as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Leadership Structure and Qualifications of Trustees

The Trust’s Board currently includes one Interested Trustee and two Independent Trustees, including the Chairman of the Board of Trustees, Mr. Richard Fulp.  With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (“CCO”) on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, a Nominating Committee, a Proxy Voting Committee and a Qualified Legal Compliance Committee. Each Committee is comprised exclusively of Independent Trustees.

The Board met four times during the fiscal year ended March 31, 2012. The Board meets in person, and by telephone as permitted by the 1940 Act.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Independent Trustees may from time to time engage consultants and other Advisers to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Chairman, Mr. Richard Fulp, an Independent Trustee.  Mr. David Gilbert, the President of the Trust, is an “interested person” of the Trust because he is an employee of the Adviser.  Mr. Gilbert, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees.  The Trustees have established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee meets as necessary and met one time during the Fund’s last fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the Trust’s last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee determines how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee reviews the Trust’s Proxy Voting Policy and recommends any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee also decides if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Risk Oversight.  The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Audit

Committee, reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Adviser and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s Chief Compliance Officer each quarter, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares.  The following table shows each Nominee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2012.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen By Trustee
Interested Trustee (Incumbent):
David B. Gilbert	Over $100,000	Over $100,000
Independent Trustees (Current):
Richard V. Fulp	$______ - $______	$______ - $______
Greg A. Christos	None	None

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen By Trustee
Independent Trustees (Nominees):
J. Walter McDowell	None	None
H. Vernon Winters	None	None

Trustee Compensation.  No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC, the Fund’s principal underwriter, receives any compensation from the Fund for serving as an officer or Trustee of the Trust.  Each Trustee who is not an interested person of the Trust, effective August 16, 2012, receives an annual retainer of $3,000, plus $250 per Board meeting attended in person and $100 per meeting attended by telephone.  Prior to August 16, 2012, each Trustee who is not an interested person of the Trust received an annual retainer of $2,000, plus $250 per Board meeting attended in person and $100 per meeting attended by telephone.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings.  The following table reflects the amount of compensation received by each proposed and current Trustee during the fiscal year ended March 31, 2012.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Independent Trustees (Current):
Richard V. Fulp	$2,850	None	None	$2,850
Greg A. Christos	$2,850	None	None	$2,850
Independent Trustees (Nominees):
J. Walter McDowell	None	None	None	None
H. Vernon Winters	None	None	None	None
Interested Trustee (Incumbent):
David B. Gilbert	None	None	None	None

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” the election of the Nominees to the Board of Trustees.

PROPOSAL 2:	TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date.  The Board of Trustees has fixed the close of business on _______, 2013 (the “Record Date”) as the record date for determining shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.  As of the Record Date, there were _____________ shares of beneficial interest of the Fund outstanding.  All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders.  As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Fund.  No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date. [TO BE INSERTED]

Name and Address of Record Owner	Amount and Nature of Ownership	Percentage Ownership

Quorum.  A quorum is the number of shares legally required to be at a meeting in order to conduct business.  The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting.  Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date.  If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Fund) is present at the Meeting, the vote of a plurality (a simple majority of the votes cast at a meeting) of the Fund’s shares represented at the Meeting is required for the election of Trustees (Proposal 1).

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the proposal.  “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting.  Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein.  On the Record Date, all Trustees and officers of the Trust as a group owned of record and/or beneficially _____% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares.  The Underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund.  Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm

The Audit Committee and the Board of Trustees have selected BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2012.   Representatives of BBD, LLP are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so.  If representatives of BBD, LLP are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by BBD, LLP to the Trust During the Previous Two Fiscal Years
Audit Fees
The aggregate fees billed for professional services rendered by BBD, LLP for the audit of the annual financial statements of the Trust or for services that are normally provided by BBD, LLP in connection with statutory and regulatory filings or engagements were $13,500 with respect to the fiscal year ended March 31, 2012 and $13,500 with respect to the fiscal year ended March 31, 2011.

Audit-Related Fees
No fees were billed in either of the last two fiscal years for assurance and related services by BBD, LLP that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.

Tax Fees
The aggregate fees billed to the Trust for professional services rendered by BBD, LLP for tax compliance, tax advice and tax planning were $2,000 with respect to the fiscal year ended March 31, 2012 and $2,000 with respect to the fiscal year ended March 31, 2011.  The services comprising these fees are related to the preparation of the Trust’s federal income and excise tax returns.

All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by BBD, LLP other than the services reported above.
Aggregate Non-Audit Fees
During the fiscal years ended March 31, 2012 and March 31, 2011, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by BBD, LLP for services rendered to the Trust.  No non-audit fees were billed by BBD, LLP in either of the last two fiscal years for services rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request.  To request the annual or semi-annual report, please call us toll free at 1-888-859-5865, or write to Frank L. Newbauer, Secretary, Piedmont Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

OTHER MATTERS

Shareholder Proposals

As a Delaware statutory trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances.  The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees.  The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.

Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Frank L. Newbauer, Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below.  All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings.  The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders.  The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future.  To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Piedmont Investment Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Trust toll-free at 1-888-859-5865 or e-mail the Trust at fundinfo@ultimus.com.

By Order of the Board of Trustees,

/s/ Frank L. Newbauer

Frank L. Newbauer
Secretary

Date:    __________, 2013

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote through the Internet by following the instructions on your proxy card.